UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         October 20, 2020

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

3355 Las Vegas Boulevard South
Las Vegas,	Nevada	89109
(Address of principal executive offices)		(Zip Code)
(702) 414-1000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 2.02.	Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02 - Results of Operations and Financial Condition.

On October 21, 2020, Las Vegas Sands Corp. (the “Company”) issued a press release announcing its results of operations for the third quarter ended September 30, 2020. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.

Within the Company’s third quarter ended September 30, 2020 press release, the Company makes reference to certain non-GAAP financial measures that supplement the Company’s consolidated financial information prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) including “adjusted net income/loss,” “adjusted earnings/loss per diluted share,” and “consolidated adjusted property EBITDA,” which have directly comparable GAAP financial measures along with “adjusted property EBITDA margin,” “hold-normalized adjusted property EBITDA,” “hold-normalized adjusted property EBITDA margin,” “hold-normalized adjusted net income/loss,” and “hold-normalized adjusted earnings/loss per diluted share.” The Company believes these measures represent important internal measures of financial performance. The specific reasons why the Company’s management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition, results of operations and cash flows are set forth in the press release.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2020, the Board of Directors of the Company (the "Board") approved an amendment (the "By-Laws Amendment") to the Amended and Restated By-Laws of the Company. The By-Laws Amendment became effective on October 20, 2020. The By-Laws Amendment clarifies how and when stockholders may access the list of stockholders and reflects other minor updates.

The foregoing description is qualified in its entirety by reference to the copy of the By-Laws Amendment which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 8.01	Other Events.

In June 2018, the Board authorized the repurchase of $2.50 billion of the Company's outstanding common stock, which was to expire in November 2020. On October 20, 2020, the Board authorized extending the expiration date of the remaining $916 million to November 2, 2022. Repurchases of the Company’s common stock are made at the Company’s discretion in accordance with applicable federal securities laws in the open market or otherwise. The timing and actual number of shares to be repurchased in the future will depend on a variety of factors, including the Company’s financial position, earnings, legal requirements, other investment opportunities and market conditions.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
3.1	Second Amended and Restated By-Laws of Las Vegas Sands Corp., as further amended effective October 20, 2020 (marked to show amended text)
99.1	Press Release, dated October 21, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 21, 2020

LAS VEGAS SANDS CORP.
By:	/S/ PATRICK DUMONT
Name: Patrick Dumont Title: Executive Vice President and Chief Financial Officer